UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 4, 2016

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street, Southern Pines, North Carolina	28387
(Address of Principal Executive Offices)	(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

First Bancorp
INDEX

Page
Item 8.01 – Other Events	3
Item 9.01 – Financial Statements and Exhibits	3
Signatures	4
Exhibit 99.1 – News Release dated February 4, 2016 – Raleigh Market	Exhibit
Exhibit 99.2 – News Release dated February 4, 2016 – Triad Market	Exhibit

Item 8.01 — Other Events

On February 4, 2016, the Registrant issued two press releases announcing the hiring of a total of five bankers that will be developing business for the Registrant in Raleigh, North Carolina and in the Triad Region of North Carolina, which includes Winston-Salem, High Point and Greensboro. The cities of Winston-Salem and Greensboro represent new markets for the Registrant, while this represents an expansion of the Registrant’s business in the Raleigh market.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits
Exhibit No.	Description
99.1	Press release issued on February 4, 2016 – Raleigh Market
99.2	Press release issued on February 4, 2016 – Triad Market

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

February 4, 2016	By:	/s/ Richard H. Moore
Richard H. Moore
President and Chief Executive Officer

4